FBR 2005 Investor Conference November 29

This presentation may contain "forward-looking statements," which may be identified by the use of such words as "may," "believe," "expect," "anticipate," "should," "plan," "estimate," "predict," "continue" and "potential" or the negative of these terms or other comparable terminology. Examples of forward-looking statements include, but are not limited to, estimates with respect to our financial condition, results of operations and business that are subject to various factors which could cause actual results to differ materially from these estimates. These factors include, but are not limited to: the timing and occurrence or non-occurrence of events may be subject to circumstances beyond our control; there may be increases in competitive pressure among financial institutions or from non- financial institutions; changes in the interest rate environment may reduce interest margins or affect the value of our investments; changes in deposit flows, loan demand or real estate values may adversely affect our business; changes in accounting principles, policies or guidelines may cause our financial condition to be perceived differently; general economic conditions, either nationally or locally in some or all of the areas in which we do business, or conditions in the securities markets or the banking industry may be less favorable than we currently anticipate; legislative or regulatory changes may adversely affect our business; applicable technological changes may be more difficult or expensive than we anticipate; success or consummation of new business initiatives may be more difficult or expensive than we anticipate; or litigation or matters before regulatory agencies, whether currently existing or commencing in the future, may delay the occurrence or non-occurrence of events longer than we anticipate. Any or all of our forward^looking statements in this presentation and in any other public statements we make may turn out to be wrong. They can be affected by inaccurate assumptions we might make or by known or unknown risks and uncertainties. Consequently, no forward^looking statement can be guaranteed. We do not intend to update any of the forward-looking statements after the date of this presentation or to conform this presentation to actual results. Forward-Looking Statement

Overview & Strategy 5

Overview 90 branch locations: 84 in NJ, 4 in Suffolk County, NY and 2 in Richmond County (Staten Island), NY. "First-step" conversion in July 1999, selling 47% and raising $541 million. Completed "second-step" conversion on June 7, 2005 raising $3.9 billion. Since December 31, 1999: Grown assets, deposits, and EPS by 212%, 72% and 148%, respectively (1) All growth has been internally generated Stock price has appreciated 663% as of September 30, 2005 Fourth-largest thrift based on market capitalization. ___________________________ Reflects change in total assets and total deposits from December 31, 1999 to September 30, 2005 and change in EPS from full year 2000 to full year 2004

Operating Model Simple, consistent operating model Originate and purchase single family mortgage loans A jumbo originator and purchaser Retain all loans originated Outstanding Credit Quality Fund lending and investing activities with retail deposits and borrowings Compete on the basis of effective customer service and attractive pricing Industry-leading operating efficiency 21% for 3Q05. Focused operations, portfolio lending strategy, and low employee turnover contribute to superior customer service

Operating Model (continued) Mortgage Loans Prime Products Only (Jumbo) No Option Arms or Neg-Am Multiple Distribution Channels Retail - Our Own Agents Retail - Mortgage Brokers and Bankers Wholesale - Geographic Diversity Cross Selling Initiatives and Incentives

Large, Affluent Markets New Jersey has the highest median household income in the nation Bergen, Monmouth, and Morris Counties in New Jersey and Suffolk County, New York are among the top 50 U.S. counties in terms of median household income ___________________________ Source: SNL Financial.

Branch Network New Jersey Pennsylvania New York Hudson City Market Area Connecticut Potential Markets Hudson City Branch Approved Future Branch Total Population Existing NJ Markets: 7.8 million Potential Markets: 9.6 million 15

Strong Market Position ___________________________ Source: FDIC as of June 30, 2005 (1) New York offices opened after June 30, 2005 Strong market share in many of New Jersey's largest markets with opportunities for further expansion

Second-step Conversion June 7th, raised $3.93 billion in "second-step" conversion and stock offering. Sold a total of 392,980,580 shares of common stock in the 7th largest offering (subscription and syndicated offering combined). After related expenses of $125.0 million, net proceeds from the stock offering amounted to $3.80 billion. Effected a stock split of 3.206 shares to one, including shares held as treasury stock.

Capital Deployment $3.0 billion contributed to Hudson City Savings Bank with balance retained at the holding company Up to $2.8 billion of the total net proceeds invested in short-term government and agency securities Remaining proceeds used primarily for expanded ARM originations and purchases and de novo branch expansion ESOP purchased 4% of the shares sold in the offering. Share repurchases represent a secondary use of proceeds Hudson City has repurchased over 158 million shares through 5 repurchase programs since its initial public offering Acquisitions of financial institutions are possible in the future, but none are planned at this time

Strategy: Focused Growth Continue strategy of internally-generated growth Increase mortgage originations and purchases Pursue de novo branch expansion in existing and adjacent suburban markets with similar demographics 10 to 15 new branches planned annually Capitalize on merger-related market disruption, particularly the acquisition of traditional thrifts Ability to target both high- and moderate-income customers facilitates expansion

Operational and Financial Review 25

Financial Snapshot Assets: $26.6 billion Loans: $13.8 billion Deposits $11.4 billion Shareholders' Equity $5.3 billion Equity/Assets: 19.9 % Return on Average Assets 1.15 % Return on Average Equity: 5.56 % Price / Tangible Book 1.26 x Price / Last 12 Months EPS 25.87 x Dividend Yield 2.35 % As of or for the quarter ended September 30, 2005

Quarterly Earnings Net Income Increased 21% to $75.0 Million Basic and Diluted EPS for Third Quarter 2005 were $.13 Dividend Payout ratio 53.85% Received Regulatory Approval for 6th Stock Repurchase Program for 29,880,000 Shares ESOP Completed Purchase of Approximately 15.7 Million Shares ___________________________ As of September 30, 2005

Strong Asset Growth (CAGR) Compounded Annual Growth Rate 31

Residential Mortgage Lending Growth ___________________________ Other includes FHA/VA, multifamily, commercial, consumer and other loans 33

Consistently Superior Credit Quality Non-Performing Assets / Total Assets

___________________________ Source: (1) Keefe, Bruyette & Woods, 3Q05 Wrap- up: Bank Performance and Trends, November 2, 2005 Of the The Top Fifty Banks and Thrifts by Assets1 - 2005Q3 Consistently Superior Credit Quality (continued) Net Charge-Offs / Average Loans Net Charge-Offs / Average Loans Net Charge-Offs / Average Loans 1 Downey Financial Corp. -0.01% 2 Hudson City Bancorp, Inc. 0.00% 3 State Street Corporation 0.00% 4 Mellon Financial. 0.00% 5 NY Community Bancorp, Inc 0.00% 6 Golden West Financial Corp. 0.00% Non-Perf. Assets / Loans & OREO Non-Perf. Assets / Loans & OREO Non-Perf. Assets / Loans & OREO 1 State Street Corp. 0.00% 2 Hudson City Bancorp, Inc. 0.12% 3 Union BankCal Corporation 0.12% 4 Northern Trust Corp. 0.19% 5 North Fork Bancorporation, Inc. 0.19%

Industry-Leading Operational Efficiency Hudson City ranked #1 in efficiency ratio among the 50 largest banks and thrifts by assets as of September 30, 2005 (1) $128 million in average deposits per branch ___________________________ Source: Keeffe, Bruyette & Woods, 3Q05 Wrap-up Bank Performance and Trends, November 2, 2005 and Company's filings

___________________________ Source: (1) Keefe, Bruyette & Woods, 3Q05 Wrap-up: Bank Performance and Trends, November 2, 2005 Of the The Top Fifty Banks and Thrifts by Assets1 - 2005Q3 Industry-Leading Performance Efficiency Ratio Efficiency Ratio Efficiency Ratio 1 Hudson City Bancorp, Inc. 21.44% 2 Golden West Fin'l Inc 27.06% 3 W Holding Company Inc. 28.59% 4 NY Community Bancorp, Inc. 31.57% 5 Westcorp 31.70% Tangible Equity / Tangible Assets Tangible Equity / Tangible Assets Tangible Equity / Tangible Assets 1 Hudson City Bancorp, Inc. 19.92% 2 Mercantile Bankshares Corp. 9.14% 3 Westcorp 9.01% 4 Comerica Incorpotated 8.95% 5 Synovus Financial Corp. 8.93%

Winning Formula Competitive Pricing + Profit = High Efficiency + Conservative Credit Underwriting

Earnings and Dividend Growth ___________________________ Split adjusted ( 2:1 June 2002 and 3.206:1 June 2005) 45

Consistent Profitability Return on Average Assets 47

Superior Stock Price Performance ___________________________ Source: SNL Financial Stock Price Range Since First Step Conversion

Highlights A leading franchise in attractive, high-income markets Consistent, straightforward business model Record of strong profitability throughout the economic cycle Capital to Sustain Growth in a Changing Interest Rate Environment ($5.29 billion at September 30, 2005) Best-in-class operating efficiency Expertise in jumbo mortgage lending Superior credit quality; no subprime or MSR exposure Significant growth potential in existing and contiguous markets Market capitalization of $7.11 billion.